SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2008

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30883	01-0524931
(Commission File Number)	(I.R.S. Employer Identification No.)

399 Thornall Street, 12th Floor, Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

(800) 832-0228

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2008, I-many, Inc. received notice from the NASDAQ Stock Market (“NASDAQ”) that for the last 30 consecutive business days, the bid price of I-many’s common stock has closed below the minimum $1.00 per share requirement for continued inclusion on NASDAQ under Marketplace Rule 4450(a)(5). Pursuant to Marketplace Rule 4450(e)(2), I-many will be provided 180 calendar days, or until February 9, 2009, to regain compliance. NASDAQ further advised the Company that, if the Company successfully applies for transfer from the NASDAQ Global Market to the NASDAQ Capital Market, the Company may be afforded up to 180 additional days to regain compliance with the Rule. The Company applied for transfer to the NASDAQ Capital Market on August 13, 2008 and believes it meets all the requirements for such transfer.

If at any time before February 9, 2009 (or, if applicable, August 10, 2009) the bid price of I-many’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will achieve compliance with Marketplace Rule 4450(a)(5). If compliance with the rule cannot be demonstrated by February 9, 2009 (or, if applicable, August 10, 2009), I-many will have the right to appeal a staff determination to delist I-many’s securities and I-many’s securities will remain listed until completion of the appeal process.

As reported by the Company on a Current Report on Form 8-K dated July 28, 2008, NASDAQ notified the Company on July 23, 2008 that, for the prior ten business days, the market value of the Company’s listed securities had been below the minimum $50 million requirement for continued inclusion on the NASDAQ Global Market under Marketplace Rule 4450(b)(1)(A). Because the Company has applied to transfer its securities from the NASDAQ Global Market to the NASDAQ Capital Market (which does not require that the market value of listed securities be at least $50 million), the initiation of the delisting proceedings for non-compliance with Marketplace Rule 4450(b)(1)(A) will be stayed pending NASDAQ’s review of the application.

A copy of the press release announcing the notification from NASDAQ is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit

99.1	Press Release dated August 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I-MANY, INC.

By:	/s/ Robert G. Schwartz, Jr.
Robert G. Schwartz, Jr.
Vice President and General Counsel

August 15, 2008